Execution Version

November 23, 2023 Interface, Inc.
1280 West Peachtree Street NW
Atlanta, GA 30309
Attention: Frank J. Varano III, Vice President / Treasurer

CONSENT LETTER

Re: Second Amended and Restated Syndicated Facility Agreement dated as of August 7, 2018 (as amended by that certain First Amendment to Second Amended and Restated Syndicated Facility Agreement dated as of December 18, 2019, that certain Second Amendment to Second Amended and Restated Syndicated Facility Agreement dated as of July 15, 2020, that certain Third Amendment to Second Amended and Restated Syndicated Facility Agreement dated as of November 17, 2020, that certain Fourth Amendment to Second Amended and Restated Syndicated Facility Agreement dated as of December 9, 2021 and that certain Fifth Amendment to Second Amended and Restated Syndicated Facility Agreement dated as of October 14, 2022 and as further amended, modified, supplemented, increased and extended from time to time, the “Facility Agreement”) among Interface, Inc., a Georgia corporation (the “Company”), the Designated Borrowers identified therein, the Guarantors identified therein, the Lenders identified therein and Bank of America, N.A., as Administrative Agent. Capitalized terms used in this consent letter agreement (this “Consent Letter”) but not otherwise defined herein shall have the respective meanings provided for such terms in the Facility Agreement (as in effect on the date hereof).

Ladies and Gentlemen:

The Company has indicated to the Administrative Agent that it would like to enter into a pooling account arrangement (as more specifically described below, the “Pooling Account Arrangement”) with a financial institution that has the following characteristics:

•All deposit accounts subject to the Pooling Account Arrangement, as well as the Company Account (as defined below) are (or will be) maintained by the Company and certain Subsidiaries with such financial institution and domiciled/located in The Netherlands (collectively, the “Pooled Accounts”). The Subsidiaries of the Company participating in the Pooling Account Arrangement initially will be nora systems GmbH, Interface Europe B.V., Interface European Manufacturing B.V., Interface Singapore Pte Ltd., and Interface Aust Pty Limited.

•(i) The Pooling Account Arrangement will be a treasury management product that provides overdraft services with respect to the Pooled Accounts, (ii) the aggregate balance of the Pooled Accounts will be required to be €0 (or zero in any other applicable currency) or positive at the end of each business day; and (iii) if there is a negative aggregate balance on the Pooled Accounts, an account maintained by the Company with such financial institution that is not one of the Pooled Accounts (the “Company Account”) will be debited in an amount sufficient to bring the aggregate balance of the Pooled Accounts to €0 (or zero in any other applicable currency).

Consent Letter (Interface, Inc.)

•With respect to the Pooled Accounts, at the date of implementation, it is proposed that there will be a maximum net overdraft limit of $75,000,000 (or equivalent in any other applicable currency) (such amount, the “Maximum Overdraft Limit”).

As the Pooling Account Arrangement Relates to the Facility Agreement:

The financial institution providing the Pooling Account Arrangement requires that none of the Pooled Accounts nor the Company Account be subject to any lien or right of off-set (other than a lien or right of offset in favor of such financial institution). None of the Pooled Accounts or Company Account are subject to a perfected lien in favor of the Administrative Agent and the other holders of the Obligations (as defined in the Facility Agreement), but certain of the accounts are subject to an unperfected grant of security interest, as is contemplated under the Facility Agreement. Section 7.13(b) of the Facility Agreement contains this agreement: “Notwithstanding the foregoing, the Loan Parties shall not be required to enter into deposit account control agreements or securities account control agreements.”

Requests:

The Company hereby requests that each Lender, on behalf of itself and each of its Affiliates that are (or may become) holders of Obligations (including, without limitation, in connection with any Cash Management Bank in respect of Secured Cash Management Agreements) consent, confirm and agree to the following, notwithstanding any provisions of the Facility Agreement to the contrary (collectively, the “Requested Consent Items”):

•Each of the Pooled Accounts and the Company Account from time to time subject to the Pooling Account Arrangement shall be deemed to be, and shall constitute, “Excluded Property” (as defined in the Facility Agreement), with the effect being that such Pooled Accounts and the Company Account shall not be subject to any Lien, security interest or right of setoff in favor of the Administrative Agent, the Lenders and/or any of their respective Affiliates.

•The Pooling Account Arrangement, as initially entered into with the written (including email) approval of the Administrative Agent and as modified from time to time with the written (including email) approval of the Administrative Agent, shall be deemed to be, and shall constitute a Cash Management Agreement. Without limitation of the foregoing, (x) the Maximum Overdraft Limit may be increased, (y) additional Subsidiaries may become party to the Pooling Account Arrangement and (z) additional accounts may be added to the Pooling Account Arrangement, in each case with the written (including email) approval of the Administrative Agent, which shall not to be unreasonably withheld, conditioned or delayed); provided that (x) material modifications of the Pooling Account Arrangement made without the consent of the Administrative Agent shall be deemed to be, and shall be, a Default and, if not cured or waived by Required Lenders within ten (10) Business Days, an Event of Default and (y) in the event that Pooling Account Arrangement is amended or otherwise modified by agreement between or among the Company and/or any of its Subsidiaries, on one hand, and the financial institution providing the Pooling Account Arrangement, on the other, the Pooled Accounts and Company Account then subject to the Pooling Account Arrangement shall, nonetheless, continue to constitute “Excluded Property” (as defined in the Facility Agreement) and such modifications will not affect the rights of the financial institution providing the Pooling Account Arrangement with respect to the Pooled Accounts.

•The Lenders (by act of the Required Lenders) hereby authorize the Administrative Agent to enter into and/or execute, deliver and provide to the Company any “no interest” letters, disclaimer

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letters, agreements and/or other documents that the Company may reasonably request to give effect to the foregoing Requested Consent Items.

•The terms of this Consent Letter may be shared with the applicable financial institution and its affiliates, and the consents, confirmations and agreements contained herein may be relied upon by such financial institution and its affiliates. The Company shall cause such financial institution to enter into a letter agreement in form and substance reasonably satisfactory to the Administrative Agent pursuant to which such financial institution disclaims any and all rights to (x) any portion of the Collateral (or proceeds thereof) and (y) deliver a Secured Party Designation Notice with respect to the Pooling Account Arrangement and/or the Pooled Accounts in order that it constitute a Secured Cash Management Agreement (the effect being that such financial institution providing the Pooling Account Arrangement shall have no claim to the benefit of any Collateral securing the Obligations (as such term is defined and used in the Facility Agreement)).

•The Pooling Account Arrangement (as contemplated in this Consent Letter, including the Requested Consent Item immediately above) may be replaced with a substantially similar facility, and the financial institution initially providing the Pooling Account Arrangement (or any subsequent financial institution) may be replaced with one or more financial institutions, in each case with the prior written approval (not to be unreasonably withheld, conditioned or delayed) of the Administrative Agent.

Consent:

Each of the undersigned Lenders hereby consents, confirms and agrees to the Requested Consent Items. Such consent, confirmation and agreement of such Lender set forth in this paragraph is a one-time consent and is strictly limited to the purposes and matters that are expressly described in this Consent Letter. Nothing contained in this Consent Letter shall constitute a waiver of, consent to non-compliance with, or modification of, any provision under the Facility Agreement (as expressly modified by this Consent Letter) or any other Loan Document in the future or of any other rights and/or remedies of the Administrative Agent and/or the Lenders under any Loan Document and/or applicable law.

Additional Consent Item:

Pursuant to Section 7.13 of the Facility Agreement, sixty-five percent (65%) of the voting Equity interests and one hundred percent (100%) of the non-voting Equity Interests in each Material Foreign Subsidiary directly owned by any Domestic Loan Party shall be subject at all times to a first priority, perfected Lien in favor of the Administrative Agent. The Company intends to undertake a reorganization of certain of its European Subsidiaries, and in connection with implementation of that reorganization, the entity that constitutes such a directly owned Material Foreign Subsidiary will vary over the next few months. Rather than obtaining a pledge of such Equity Interests for a short period of time and the re- obtaining a new pledge over such Equity Interests thereafter, the Company hereby requests that such additional time be granted to satisfy the requirements of Section 7.13 of the Facility Agreement as the Administrative Agent shall determine in its sole discretion (in consultation with the Company) (such request, the “Additional Requested Consent Item”). Each of the undersigned Lenders hereby consents, confirms and agrees to the Additional Requested Consent Item.

Miscellaneous:

Each of the parties to this Consent Letter hereby acknowledges and agrees that this Consent Letter constitutes a “Loan Document” (as such term is defined in the Facility Agreement). The terms and provisions of Section 1.02 (Other Interpretive Provisions), Section 11.04 (Expenses; Indemnity; Damage

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Waiver), Section 11.07 (Treatment of Certain Information; Confidentiality), Section 11.12 (Severability), Section 11.14 (Governing Law; Jurisdiction; Etc.), Section 11.15 (Waiver of Jury Trial), Section 11.17 (Electronic Execution of Assignments and Certain Other Documents) and Section 11.16 (No Advisory or Fiduciary Responsibility) of the Facility Agreement are hereby incorporated herein by reference and shall apply to this Consent Letter, and to the agreement(s) and/or transaction(s) contemplated hereby, mutatis mutandis. The Company hereby agrees that following the effectiveness of this Consent, each Compliance Certificate delivered pursuant to Section 7.02(b) of the Facility Agreement shall include (x) a listing of each account added to the Pooling Account Arrangement since the date of the most recently previously delivered Compliance Certificate, (y) a listing of each Subsidiary added to the Pooling Account Arrangement since the date of the most recently previously delivered Compliance Certificate and (z) a representation and warranty that no material modifications of the documents governing the Pooling Account Arrangement have been made without the prior written (including email) approval of the Administrative Agent. The Facility Agreement (as expressly modified by this Consent Letter) and the other Loan Documents shall remain in full force and effect according to their respective terms.

Effectiveness:

This Consent Letter shall become effective upon the Administrative Agent’s receipt of counterparts of this Consent Letter duly executed by each of the Loan Parties, the Administrative Agent, the Swingline Lenders, the L/C Issuer and the Required Lenders, without any further action(s) required to be taken by any Person. To the extent necessary to give effect to the terms of this Consent, the Facility Agreement shall be deemed to be, and shall be, hereby amended.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Consent Letter to be duly executed as of the date first above written.

COMPANY:	INTERFACE, INC., a Georgia corporation

By:/s/ Bruce A. Hausmann
Name: Bruce A. Hausmann
Title: Vice President and Chief Financial Officer

DESIGNATED BORROWERS:
INTERFACE EUROPE B.V., a private company with limited liability incorporated under the laws of the Netherlands (besloten vennootschap met beperkte aansprakelijkheid), having its official seat (statutaire zetel) in Scherpenzeel, the Netherlands, and its office at lndustrielaan 15, 3925BD Scherpenzeel, the Netherlands, registered with the Dutch Trade Register of the Chamber of Commerce under number 09064240

By:/s/ Danielle Verschuur
Name: Danielle Verschuur
Title: Director A

INTERFACE EUROPEAN MANUFACTURING B.V., a private company with limited liability incorporated under the laws of the Netherlands (besloten vennootschap met beperkte aansprakelijkheid), having its official seat (statutaire zetel) in Scherpenzeel, the Netherlands, and its office at Industrielaan 15, 3925BD Scherpenzeel, the Netherlands, registered with the Dutch Trade Register of the Chamber of Commerce under number 50970364

By:/s/ Danielle Verschuur
Name: Danielle Verschuur
Title: Director A

INTERFACE AUST PTY LIMITED, a company organized under the laws of New South Wales, Australia

By:/s/ Bruce A. Hausmann
Name: Bruce A. Hausmann
Title: Attorney

INTERFACE AUST. HOLDINGS PTY LIMITED, a company organized under the laws of Queensland, Australia

By:/s/ Bruce A. Hausmann
Name: Bruce A. Hausmann
Title: Attorney

INTERFACE EURASIA HOLDINGS S.A R.L., Societe a responsabilite limitee Registered office: 26, boulevard de Kockelscheuer, L - 1821 Luxembourg RCS Number: B1

By:/s/ Keith Armstrong
Name: Keith Armstrong
Title: Category A Manager

INTERFACE EUROPE INVESTMENT B.V., a private limited liability company organized under the laws of the Netherlands (besloten vennootschap met beperkte aansprakelijkheid), having its official seat (statutaire zetel) in Scherpenzeel, the Netherlands, and its office at Industrielaan 15, 3925BD Scherpenzeel, the Netherlands, registered with the Dutch Trade Register of the Chamber of Commerce under number 32143704

By:/s/ Danielle Verschuur
Name: Danielle Verschuur
Title: managing director A

GUARANTORS:	FLOR, INC., a Georgia corporation
INTERFACE AMERICAS, INC., a Georgia corporation INTERFACEFLOR, LLC, a Georgia limited liability company INTERFACE OVERSEAS HOLDINGS, INC., a Georgia corporation
NORA SYSTEMS, INC., a Delaware corporation

By:/s/ Bruce A. Hausmann
Name: Bruce A. Hausmann
Title: Vice President

INTERFACESERVICES, INC., a Georgia corporation

By:/s/ Frank J. Varano III
Name: Frank J. Varano III
Title: Vice President and Treasurer

INTERFACE AMERICAS HOLDINGS, LLC, a Georgia limited liability company

By: Interface, Inc., its Manager

By:/s/ Bruce A. Hausmann
Name: Bruce A. Hausmann
Title: Vice President

INTERFACE REAL ESTATE HOLDINGS, LLC, a Georgia limited liability company

By: Interface, Inc., its Manager

By:/s/ Bruce A. Hausmann
Name: Bruce A. Hausmann
Title: Vice President

ADMINISTRATIVE AGENT:	BANK OF AMERlCA, N.A.,
as Administrative Agent

By:/s/ Felicia Brinson
Name: Felicia Brinson
Title: Assistant Vice President

LENDERS:	BANK OF AMERlCA, N.A.,
as a Lender, L/C Issuer and Domestic Swing Line Lender

By:/s/ Ryan Maples
Name: Ryan Maples
Title: Sr. Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:/s/ Blakely Engel
Name: Blakely Engel
Title: Executive Director

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:/s/ Larry D. Jackson
Name: Larry D. Jackson
Title: Senior Vice President

REGIONS BANK,
as a Lender

By:/s/ Jason Goetz
Name: Jason Goetz
Title: Director

TD BANK, N.A.,
as a Lender

By:/s/ Steve Levi
Name: Steve Levi
Title: Senior Vice President

THE HUNTINGTON NATIONAL BANK,
as a Lender

By:/s/ Josie Counts
Name: Josie Counts
Title: Vice President

BARCLAYS BANK PLC,
as a Lender

By:/s/ Warren Veech III
Name: Warren Veech III
Title: Vice President